Sale of Vessels	6 Months Ended
Jun. 30, 2015
Discontinued Operations and Disposal Groups [Abstract]
Sale of Vessels
10.	Sale of Vessels

In May 2014, the Company sold two wholly-owned subsidiaries, each of which owned one VLCC, to TIL for aggregate proceeds of $154.0 million plus related working capital at closing of $1.7 million. The Company used $152.0 million of the sale proceeds to prepay one of the Company’s revolving credit facilities and the remainder of the proceeds was used for general corporate purposes.

The Company recognized a $10.0 million gain on the sale of the two subsidiaries to TIL in the three months ended June 30, 2014, which is reflected in the Company’s consolidated statements of income.